Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AGA MEDICAL HOLDINGS, INC.  on Form 10-Q for the period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), John R. Barr, President and Chief Executive Officer and Brigid A. Makes, Senior Vice President and Chief Financial Officer, in each case, of AGA Medical Holdings, Inc., each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of AGA Medical Holdings, Inc.

Date: November 9, 2010

/s/ John R. Barr	/s/ Brigid A. Makes

John R. Barr	Brigid A. Makes
President and Chief Executive Officer	Senior Vice President and Chief Financial Officer